Exodus Shares

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$25.00
estimated
offering price

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Exodus Equity Offering

Initial Coin Offerings opened new ways for investors to support projects and ideas. Although these new financial concepts were revolutionary, they left potential investors with no legal equity in exchange for investment. Worse yet, risk was offloaded to investors as many of these projects cast legal and regulatory measures aside with no forward thought to long-term value for investors.

Exodus is not satisfied with the status quo of the past. Not satisfied with minimal regard to investors. Not satisfied with simply issuing "tokens" that don't represent real equity to our investors and, most importantly, customers.

We're announcing something different.

Working with Securitize, Exodus is leading a legal, regulatorily compliant investment platform to issue shares of equity. We are pioneering a Regulation A offering of our own common stock. Should the offering go forward, this world-wide legal framework will go further than old ICO "tokens" and extend our customers' potential to become actual owners of Exodus Movement, Inc.

These equity shares would not follow the traditional guidelines of old paper stock certificates—rather, each share would be represented digitally and secured by the Ethereum blockchain, all managed through the new Exodus Shares application.

This is one more way we want to thank you for helping the planet exit the traditional financial system.



1 **Create Profile**

2 **Verify**

3 **Invest**

FOUNDED IN

2015

By JP Richardson and Daniel Castagnoli

PRODUCT UPDATES

200+

New releases across desktop, mobile and hardware

NEW RELEASE EVERY

2 Weeks

Released software every two weeks since 2015

DIGITAL ASSETS

100+

Supported cryptocurrencies inside Exodus products

This communication contains forward-looking statements that are based on our beliefs and assumptions and on information currently available to us. In some cases, you can identify forward-looking statements by the following words: "will," "expect," "would," "intend," "believe," or other comparable terminology. Forward-looking statements in this document include, but are not limited to, statements about our future financial performance, our business plan, our market opportunities and beliefs and objectives for future operations. These statements involve risks, uncertainties, assumptions and other factors that may cause actual results or performance to be materially different. More information on the factors, risks and uncertainties that could cause or contribute to such differences is included in our filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion & Analysis" sections of our offering statement on Form 1-A. We cannot assure you that the forward-looking statements will prove to be accurate. These forward-looking statements speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy shares of Exodus's Class A common stock can be accepted and no part of any purchase price can be received until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.

No offer to sell securities or solicitation of an offer to buy securities is being made in any state where such offer or sale is not permitted under the blue sky or state securities laws thereof. No offering is being made to individual investors unless and until the offering has been registered in that state or an exemption from registration exists. Exodus intends to complete an offering under Tier 2 of Regulation A and therefore intends to be exempted from state registration pursuant to federal law. Although an exemption from registration under state law may be available, Exodus may still be required to provide a notice filing and pay a fee in individual states. No offer to sell securities or solicitation of an offer to buy securities is being made in any international jurisdiction where such offer or sale is not permitted under the securities laws thereof. No offering is being made to individual investors unless and until the offering has been approved by a competent authority in such international jurisdiction or is made in accordance with an exemption from the relevant international jurisdiction's securities laws.

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$25.00
estimated
offering price

You indicated an interest in purchasing **840 Exodus shares** for **$21,000**.

LEARN MORE

UPDATE YOUR INTEREST

Exodus Equity Offering

Initial Coin Offerings opened new ways for investors to support projects and ideas. Although these new financial concepts were revolutionary, they left potential investors with no legal equity in exchange for investment. Worse yet, risk was offloaded to investors as many of these projects cast legal and regulatory measures aside with no forward thought to long-term value for investors.

Exodus is not satisfied with the status quo of the past. Not satisfied with minimal regard to investors. Not satisfied with simply issuing "tokens" that don't represent real equity to our investors and, most importantly, customers.

We're announcing something different.

Working with Securitize, Exodus is leading a legal, regulatorily compliant investment platform to issue shares of equity. We are pioneering a Regulation A offering of our own common stock. Should the offering go forward, this world-wide legal framework will go further than old ICO "tokens" and extend our customers' potential to become actual owners of Exodus Movement, Inc.

These equity shares would not follow the traditional guidelines of old paper stock certificates—rather, each share would be represented digitally and secured by the Ethereum blockchain, all managed through the new Exodus Shares application.

This is one more way we want to thank you for helping the planet exit the traditional financial system.

1 Create Profile

2 Verify

3 Invest

FOUNDED IN

2015

By JP Richardson and Daniel Castagnoli

PRODUCT UPDATES

200+

New releases across desktop, mobile and hardware

NEW RELEASE EVERY

2 Weeks

Released software every two weeks since 2015

DIGITAL ASSETS

100+

Supported cryptocurrencies inside Exodus products

This communication contains forward-looking statements that are based on our beliefs and assumptions and on information currently available to us. In some cases, you can identify forward-looking statements by the following words: "will," "expect," "would," "intend," "believe," or other comparable terminology. Forward-looking statements in this document include, but are not limited to, statements about our future financial performance, our business plan, our market opportunities and beliefs and objectives for future operations. These statements involve risks, uncertainties, assumptions and other factors that may cause actual results or performance to be materially different. More information on the factors, risks and uncertainties that could cause or contribute to such differences is included in our filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion & Analysis" sections of our offering statement on Form 1-A. We cannot assure you that the forward-looking statements will prove to be accurate. These forward-looking statements speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy shares of Exodus's Class A common stock can be accepted and no part of any purchase price can be received until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.

No offer to sell securities or solicitation of an offer to buy securities is being made in any state where such offer or sale is not permitted under the blue sky or state securities laws thereof. No offering is being made to individual investors unless and until the offering has been registered in that state or an exemption from registration exists. Exodus intends to complete an offering under Tier 2 of Regulation A and therefore intends to be exempted from state registration pursuant to federal law. Although an exemption from registration under state law may be available, Exodus may still be required to provide a notice filing and pay a fee in individual states. No offer to sell securities or solicitation of an offer to buy securities is being made in any international jurisdiction where such offer or sale is not permitted under the securities laws thereof. No offering is being made to individual investors unless and until the offering has been approved by a competent authority in such international jurisdiction or is made in accordance with an exemption from the relevant international jurisdiction's securities laws.

Profile 1


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Profile
Invest
Your Investor Profile
Manage your identity and investor qualifications to protect your investment.
Step 1: Securitize iD
Register as an investor by linking a Securitize iD to Exodus.
LINK
Step 2: Verification Status
You must link a Securitize iD first.
This communication contains forward-looking statements that are based on our beliefs and assumptions and on information currently available to us. In some cases, you can identify forward-looking statements by the following words: "will," "expect," "would," "intend," "believe," or other comparable terminology. Forward-looking statements in this document include, but are not limited to, statements about our future financial performance, our business plan, our market opportunities and beliefs and objectives for future operations. These statements involve risks, uncertainties, assumptions and other factors that may cause actual results or performance to be materially different. More information on the factors, risks and uncertainties that could cause or contribute to such differences is included in our filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion & Analysis" sections of our offering statement on Form 1-A. We cannot assure you that the forward-looking statements will prove to be accurate. These forward-looking statements speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.
No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy shares of Exodus's Class A common stock can be accepted and no part of any purchase price can be received until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.
No offer to sell securities or solicitation of an offer to buy securities is being made in any state where such offer or sale is not permitted under the blue sky or state securities laws thereof. No offering is being made to individual investors unless and until the offering has been registered in that state or an exemption from registration exists. Exodus intends to complete an offering under Tier 2 of Regulation A and therefore intends to be exempted from state registration pursuant to federal law. Although an exemption from registration under state law may be available, Exodus may still be required to provide a notice filing and pay a fee in individual states. No offer to sell securities or solicitation of an offer to buy securities is being made in any international jurisdiction where such offer or sale is not permitted under the securities laws thereof. No offering is being made to individual investors unless and until the offering has been approved by a competent authority in such international jurisdiction or is made in accordance with an exemption from the relevant international jurisdiction's securities laws.

Profile 2



Home
Profile
Invest
Your Investor Profile
Manage your identity and investor qualifications to protect your investment.
Step 1: Securitize iD
Register as an investor by linking a Securitize iD to your wallet.
johndoe@gmail.com
UNLINK
Step 2: Verification Status
Verify your identity through Securitize.
Verified
REVIEW
Step 3: Investor Qualification
Indicate your investor type, legal and regulatory status.
SET
This communication contains forward-looking statements that are based on our beliefs and assumptions and on information currently available to us. In some cases, you can identify forward-looking statements by the following words: "will," "expect," "would," "intend," "believe," or other comparable terminology. Forward-looking statements in this document include, but are not limited to, statements about our future financial performance, our business plan, our market opportunities and beliefs and objectives for future operations. These statements involve risks, uncertainties, assumptions and other factors that may cause actual results or performance to be materially different. More information on the factors, risks and uncertainties that could cause or contribute to such differences is included in our filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion & Analysis" sections of our offering statement on Form 1-A. We cannot assure you that the forward-looking statements will prove to be accurate. These forward-looking statements speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.
No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy shares of Exodus's Class A common stock can be accepted and no part of any purchase price can be received until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.
No offer to sell securities or solicitation of an offer to buy securities is being made in any state where such offer or sale is not permitted under the blue sky or state securities laws thereof. No offering is being made to individual investors unless and until the offering has been registered in that state or an exemption from registration exists. Exodus intends to complete an offering under Tier 2 of Regulation A and therefore intends to be exempted from state registration pursuant to federal law. Although an exemption from registration under state law may be available, Exodus may still be required to provide a notice filing and pay a fee in individual states. No offer to sell securities or solicitation of an offer to buy securities is being made in any international jurisdiction where such offer or sale is not permitted under the securities laws thereof. No offering is being made to individual investors unless and until the offering has been approved by a competent authority in such international jurisdiction or is made in accordance with an exemption from the relevant international jurisdiction's securities laws.

Your Investor Qualification

You can participate in this offering as an "Accredited Investor" or a "Qualified Purchaser".

I am an
Accredited Investor

I am a
Qualified Purchaser

Your Investor Qualification

You can participate in this offering as an "Accredited Investor" or a "Qualified Purchaser".

I am an
Accredited Investor

I am a
Qualified Purchaser

Accredited Investor Status

I confirm that I am an "Accredited Investor", within the meaning of Rule 501(a) under the Securities Act, based on the fact that (check all that apply):

- [ ] I am an individual who has a net worth, either individually or on a joint basis with my spouse, of at least $1,000,000, excluding the value of my primary residence.
- [ ] I am an individual who has had individual income in excess of $200,000 for each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years, and I have a reasonable expectation of reaching the same income level in the current year.
- [ ] I am a director, executive officer or equivalent of Exodus Movement, Inc.

CONFIRM

Qualified Purchaser Status - Individual


Your Investor Qualification
You can participate in this offering as an "Accredited Investor" or a "Qualified Purchaser".
I am an
Accredited Investor
I am a
Qualified Purchaser
Qualified Purchaser Status
I confirm that I am a "Qualified Purchaser", as defined in Regulation A of the Securities Act, based on the fact that (check all that apply):
I am an individual who will not invest in the Class A common stock more than 10% of my total net worth, excluding the value of my primary residence, or 10% of my annual income, as considered for 1) each of the two previous years and 2) a reasonable expectation of my annual income for the current year.
CONFIRM

Accredited Investor Status - Institution


Your Investor Qualification
You can participate in this offering as an "Accredited Investor" or a "Qualified Purchaser".
I am an
Accredited Investor
I am a
Qualified Purchaser
Accredited Investor Status
I confirm that I am an "Accredited Investor", within the meaning of Rule 501(a) under the Securities Act, based on the fact that (check all that apply):
I am a trust, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act, and I will not hold more than 40% of the total value of my assets in the Class A common stock after such purchase of the Class A common stock.
I am a corporation, California, Delaware or similar business trust, or partnership, with total assets in excess of $5,000,000, and I will not hold more than 40% of the total value of my assets in the Class A common stock after such purchase of the Class A common stock.
I am a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended.
I am a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.
I am a broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended.
I am an insurance company as defined in Section 2(13) of the Securities Act.
I am an investment company registered under the U.S. Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Investment Company Act.
I am a small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958.
I am an entity in which all of the equity owners are "Accredited Investors."
CONFIRM

Qualified Purchaser Status - Institution


Your Investor Qualification
You can participate in this offering as an "Accredited Investor" or a "Qualified Purchaser".
I am an
Accredited Investor
I am a
Qualified Purchaser
Qualified Purchaser Status
I confirm that I am a "Qualified Purchaser", as defined in Regulation A of the Securities Act, based on the fact that (check all that apply):
I am a business or other formed entity, not an individual, and I will not invest in the Class A common stock more than 10% of my revenue for the most recently completed fiscal year or more than 10% of my net assets for the most recently completed fiscal year.
CONFIRM

Completed Profile


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Profile
Invest
Congratulations!
Congratulations! Your profile is now complete and you can reserve your interest.
Step 1: Securitize iD
Register as an investor by linking a Securitize iD to your wallet.
johndoe@gmail.com
UNLINK
Step 2: Verification Status
Verify your identity through Securitize.
Verified
REVIEW
Step 3: Investor Qualification
Indicate your investor type, legal and regulatory status.
Qualified Purchaser
EDIT
RESERVE YOUR INTEREST
This communication contains forward-looking statements that are based on our beliefs and assumptions and on information currently available to us. In some cases, you can identify forward-looking statements by the following words: "will," "expect," "would," "intend," "believe," or other comparable terminology. Forward-looking statements in this document include, but are not limited to, statements about our future financial performance, our business plan, our market opportunities and beliefs and objectives for future operations. These statements involve risks, uncertainties, assumptions and other factors that may cause actual results or performance to be materially different. More information on the factors, risks and uncertainties that could cause or contribute to such differences is included in our filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion & Analysis" sections of our offering statement on Form 1-A. We cannot assure you that the forward-looking statements will prove to be accurate. These forward-looking statements speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.
No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy shares of Exodus's Class A common stock can be accepted and no part of any purchase price can be received until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.
No offer to sell securities or solicitation of an offer to buy securities is being made in any state where such offer or sale is not permitted under the blue sky or state securities laws thereof. No offering is being made to individual investors unless and until the offering has been registered in that state or an exemption from registration exists. Exodus intends to complete an offering under Tier 2 of Regulation A and therefore intends to be exempted from state registration pursuant to federal law. Although an exemption from registration under state law may be available, Exodus may still be required to provide a notice filing and pay a fee in individual states. No offer to sell securities or solicitation of an offer to buy securities is being made in any international jurisdiction where such offer or sale is not permitted under the securities laws thereof. No offering is being made to individual investors unless and until the offering has been approved by a competent authority in such international jurisdiction or is made in accordance with an exemption from the relevant international jurisdiction's securities laws.


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Profile
Invest
840
Exodus shares
How much would you like to invest?
$25.00
Estimated Price per share
21,000
USD amount
Buy with:
Bitcoin
BTC
Ethereum
ETH
USD Coin
USDC
RESERVE YOUR INTEREST
The intial Exodus public offering is not live yet.
You will be informed of the approval status & potential future launch date.
This communication contains forward-looking statements that are based on our beliefs and assumptions and on information currently available to us. In some cases, you can identify forward-looking statements by the following words: "will," "expect," "would," "intend," "believe," or other comparable terminology. Forward-looking statements in this document include, but are not limited to, statements about our future financial performance, our business plan, our market opportunities and beliefs and objectives for future operations. These statements involve risks, uncertainties, assumptions and other factors that may cause actual results or performance to be materially different. More information on the factors, risks and uncertainties that could cause or contribute to such differences is included in our filings with the Securities and Exchange Commission, including in the "Risk Factors" and "Management's Discussion & Analysis" sections of our offering statement on Form 1-A. We cannot assure you that the forward-looking statements will prove to be accurate. These forward-looking statements speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.
No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy shares of Exodus's Class A common stock can be accepted and no part of any purchase price can be received until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.
No offer to sell securities or solicitation of an offer to buy securities is being made in any state where such offer or sale is not permitted under the blue sky or state securities laws thereof. No offering is being made to individual investors unless and until the offering has been registered in that state or an exemption from registration exists. Exodus intends to complete an offering under Tier 2 of Regulation A and therefore intends to be exempted from state registration pursuant to federal law. Although an exemption from registration under state law may be available, Exodus may still be required to provide a notice filing and pay a fee in individual states. No offer to sell securities or solicitation of an offer to buy securities is being made in any international jurisdiction where such offer or sale is not permitted under the securities laws thereof. No offering is being made to individual investors unless and until the offering has been approved by a competent authority in such international jurisdiction or is made in accordance with an exemption from the relevant international jurisdiction's securities laws.

Invest Confirmation


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Thank You!
We have noted your interest in purchasing 840 Exodus shares for $21,000.
In the meantime, you can adjust the amount of shares indicating your interest at any time.
CONTINUE

EXODUS